SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 6, 2008



SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado              001-13458              84-0920811
(State or other       (Commission           (I.R.S. Employer
 jurisdiction of        File Number)          Identification No.)
 incorporation)

4880 Havana Street, Denver, CO             80239

(Address of principal executive offices) (Zip Code)

Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange
	Act (17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under
	the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02	Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2008, the shareholders of Scott's Liquid Gold-Inc. approved an amendment to the Company's 2005 Stock Incentive Plan. The amendment increases the number of shares of common stock under the 2005 Plan to 1,500,000 shares of common stock, less the number of shares issued after the effective date of the amendment as a result of the exercise of options under the 1997 Stock Option Plan and the 1998 Stock Option
Plan. Prior to the amendment, the number of shares available under the 2005 Plan was 600,000 shares of common stock without any subtraction for exercises of stock options under other plans.
The amendment was effective on May 6, 2008 upon shareholder approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SCOTT'S LIQUID GOLD-INC.
                                       (Registrant)

Date: May 9, 2008                      /s/ Jeffry B. Johnson
                                       ----------------------------
                                       By: Jeffry B. Johnson
                                       Chief Financial Officer and
                                        Treasurer